EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Employment Agreement" or "Agreement"), dated this 15th day of April 2003, is by and between eLinear, Inc., a Delaware corporation, Houston, Texas (the "Company"), and Kevan Casey (the "Executive") an individual.

     WHEREAS, the Executive is willing to enter into an agreement with the Company upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1.     Term  of Agreement.  Subject to the terms and conditions hereof, the term
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of  employment of the Executive under this Employment Agreement shall be for the period commencing on April 16, 2003 (the "Commencement Date") and terminating in accordance with the provisions of Section 5 hereof. (Such term of employment is herein sometimes called the "Employment Term.")

2.     Employment.  As  of  the  Commencement Date, the Company hereby agrees to
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employ  the  Executive  as President of the Company with such duties as assigned from time to time by the Company, and the Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder in accordance with the terms and conditions hereinafter set forth.

3.     Duties  and  Responsibilities.
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(a)     Duties.  Executive shall perform such duties as are usually performed by a President with such duties as assigned from time to time by the Company of a business similar in size and scope as the Company and such other reasonable additional duties as may be prescribed from time-to-time by the Company's board of directors which are reasonable and consistent with the Company's operations, taking into account Executive's expertise and job responsibilities. This agreement shall survive any job title or responsibility change. All actions of Executive shall be subject and subordinate to the review and approval of the board of directors. The board of directors shall be the final and exclusive arbiter of all policy decisions relative to the Company's business.

(b) Devotion of Time. During the term of this agreement, Executive agrees to devote his exclusive and full-time service during normal business hours to the business and affairs of the company to the extent necessary to discharge the responsibilities assigned to Executive and to use reasonable best efforts to perform faithfully and efficiently such responsibilities. During the term of this Agreement it shall not be a violation of this Agreement for Executive to manage personal investments or companies in which personal investments are made so long as such activities do not significantly interfere with the performance of Executive's responsibilities with the Company and which companies are not in direct competition with the Company.

4.     Compensation  and  Benefits  During  the  Employment  Term.
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(a)     Salary.  Executive  will be compensated by the Company at a monthly base salary of $8,000.00, from which shall be deducted income tax withholdings, social security, and other customary employee deductions in conformity with the Company's payroll policy in effect.


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(b)     Retention  Bonus.  Executive  will  receive  a bonus of $3,000 for every three (3) months of employment completed by Executive. Such bonus to be paid out at the end of each three (3) month term.

(c) Other Allowances. The Executive shall be entitled to a $500 monthly car allowance, and a $500 monthly home office allowance.

5.     Termination;  Status.  The  Executive or the Company shall have the right
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to terminate this Employment Agreement at any time and for no stated reason upon fourteen (14) days written notice. Each party to this Employment Agreement acknowledges that Executive is an at-will employee of the Company.

6.     Revealing  of Trade Secrets, etc.  Executive acknowledges the interest of
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the  Company  in  maintaining  the confidentiality of information related to its business and shall not at any time during the Employment Term or thereafter, directly or indirectly, reveal or cause to be revealed to any person or entity the supplier lists, customer lists or other confidential business information of the Company; provided, however, that the parties acknowledge that it is not the intention of this paragraph to include within its subject matter (a) information not proprietary to the Company, (b) information which is then in the public domain through no fault of Executive, or (c) information required to be disclosed by law.

7.     Survival.  In  the  event  that  this Agreement shall be terminated, then
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notwithstanding  such  termination,  the  obligations  of  Executive pursuant to
Section  6  of  this  Agreement  shall  survive  such  termination.

8.     Contents  of  Agreement,  Parties  in  Interest,  Assignment,  etc.  This
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Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Executive. This Agreement shall not be amended except by a written instrument duly executed by the parties.

9.     Severability;  Construction.  If  any term or provision of this Agreement
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shall  be  held  to  be  invalid  or  unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

10.     Notices.  Any notice, request, instruction or other document to be given
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hereunder  by  any  party  to  the  other party shall be in writing and shall be deemed to have been duly given when delivered personally; or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested; or one (1) day after dispatch by overnight courier service; in each case, to the party to whom the same is so given or made:


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     IF  TO  THE  COMPANY  ADDRESSED  TO:

     eLinear,  Inc.
     7240  Brittmoore  Road,  #115
     Houston,  Texas  77041
     Attn:  Chief  Executive  Officer

     IF  TO  EXECUTIVE  ADDRESSED  TO:

     Kevan  Casey
     __________________
     __________________

or to such other address as the one party shall specify to the other party in writing.

11.     Counterparts  and  Headings.  This  Agreement  may be executed in one or
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more  counterparts,  each  of  which  shall  be deemed an original and all which together shall constitute one and the same instrument. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

12.     Governing Law; Venue.  This Agreement shall be construed and enforced in
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accordance  with, the laws of the State of Texas, without regard to the conflict of laws provisions thereof. Venue of any dispute concerning this Agreement shall be exclusively in Harris County, Texas.

13.     Waiver.      The  failure  of  either  party to enforce any provision of
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this  Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


KEVAN  CASEY                         ELINEAR,  INC.



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                                     Jon  Ludwig,  Chief  Executive  Officer


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